                                                                    Exhibit 99.1


                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

             ------------------------------------------------------

                          American Express Master Trust

             ------------------------------------------------------


         The undersigned, a duly authorized reporsentative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of June 30, 1992 (as Amended, the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation ("RFC"), American Express Centurion Bank ("AECB") as Transferor, and The Bank of New York, as Trustee, does hereby certify The information set forth below.

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 3.04 (c) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.    TRS is Servicer under the Agreement.

3.    The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on October 15, 2001 and related due period from August 27, 2001 through September 26, 2001.

A.    Information Regarding the American Express Master Trust

1.    Trust Principal Component as of the
      end of the preceding Due Period ....................... $4,904,308,764.87

2.    Aggregate Invested Amounts as of the end of the
      preceding Due Period .................................. $2,402,688,402.00

3.    Transferor Amount as of the end of the
      preceding Due Period................................... $2,501,620,362.87

4.(a) Transferor Percentage as of the
      end of the second preceding Due Period ................           53.5204%

4.(b) Transferor Percentage as of the end of the
      preceding Due Period ..................................           51.0086%

5.    Aggregate Excess Principal Collections for the
      preceding Due Period .................................. $1,858,056,580.77

6.    Aggregate Principal Shortfalls for the
      preceding Due Period ..................................             $0.00

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

B. Information Regarding Performance of the American Express Master Trust Receivable Pool

1.    The aggregate Receivable balance as of

  (a) the beginning of the preceding Due Period was
      equal to .............................................. $5,329,221,772.02

  (b) the end of the preceding Due Period was
      equal to .............................................. $5,055,988,417.39

2.    The Yield Factor in effect for the preceding Due
      Period ................................................            3.0000%

3.    The aggregate amount of billed Receivables as of the
      beginning of the preceding Due Period was equal to .... $5,140,761,880.06

4.(a) The aggregate amount of Collections on Receivables,
      exclusive of recoveries for the preceding Due Period
      was equal to .......................................... $4,113,351,955.11

  (b) The aggregate balance of Receivables deposited to
      the Collection Account Pursuant to Sections 2.04 (d)
      and 3.03 of the Agreement for the preceding Due Period
      was equal to ..........................................             $0.00

5.    The aggregate amount of Principal Collections
      for the preceding Due Period was equal to ............. $3,989,951,396.46

6.    The aggregate amount of Yield Collections
      for the preceding Due Period was equal to .............   $123,400,558.65

7.    Gross Losses
      [The aggregate amount of Receivables for all Accounts
      which became Defaulted Accounts during the
      preceding Due Period] was equal to ....................    $13,782,210.89

8.    The aggregate amount of Recoveries
      for the preceding Due Period was equal to .............     $5,919,123.88

9.(a) Net Losses [Gross Losses, less Recoveries]
      for the preceding Due Period was equal to .............     $7,863,087.01

  (b) The Default Amount [Net Losses, times
      (1 minus the Yield Factor)]
      for the preceding Due Period was equal to .............     $7,627,194.40

10.   Delinquent Balances
      The aggregate amount of outstanding balances in the
      Accounts that was delinquent as of such Accounts'
      cycle billing date occurring during the
      preceding Due Period:
                                                              Aggregate Balance
                                                              -----------------
      (a) 30-59 Days                                             $71,227,187.57
      (b) 60-89 Days                                             $25,597,668.84
      (c) 90-119 Days                                            $17,316,657.45
      (d) 120 days or more                                       $61,191,639.52
          Total                                                 $175,333,153.38

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

C.  Information Regarding Performance of the American
    Express Master Trust Receivable Pool (Percentage Basis)

1.  The aggregate amount of Charge Volume and Fees for the
    preceding Due Period .................................... $3,853,900,811.37

2.  Computed yield as a percentage of Charge Volume and
    Fees [Yield Collections for the preceding Due Period
    divided by teh aggregate amount of Charge Volume and
    Fees for the preceding Due Period] ......................            3.2020%

3.  Gross Losses as a Percentage of Charge Volume and Fees
    [Gross Losses, divided by the aggregate amount of
    Charge Volume and fees for the preceding Due Period] ....            0.3576%

4.  Recovery rate [Recoveries, divided by the aggregate
    amount of Charge Volume and Fees for the preceding Due
    Period] .................................................            0.1536%

5.  Net Losses as a Percentage of Charge Volume and Fees
    [Net Losses, divided by the aggregate amount of Charge
    Volume and Fees for the preceding Due Period] ...........            0.2040%

6.  Computed Net Yield as a Percentage of Charge Volume and
    Fees [Yield Collections less Net Losses, divided by the
    aggregate amount of Charge Volume and Fees for the
    preceding Due Period] ...................................            2.9979%

7.  Average Monthly Payment rate for the Due Period
    [Collections on Receivables, excluding Recoveries for
    the preceding Due Period, divided by the aggregate
    amount of billed Receivables as of the beginning of the
    preceding Due Period] ...................................           80.0144%

8.  Receivable turnover rate
    Charge Volume and Fees for the previous twelve Due Periods divided by the arithmetic average of month-end Receivable
    balances for the previous twelve Due Periods, including the
    Receivable balance at the beginning of such twelve month
    period ..................................................            9.4383%

9.  Delinquency rates
    [The aggregate amount of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period, divided by the aggregate amount of outstanding balances for all Accounts as of such Accounts' cycle billing date occurring during the preceding Due Period]:

    (a) 30-59 Days                                                       1.4171%
    (b) 60-89 Days                                                       0.5093%
    (c) 90-119 Days                                                      0.3445%
    (d) 120 or more Days                                                 1.2174%

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

D.  Information Regarding the Privileged Assets Program

1.  Estimated Trust Privileged Assets Billed Amounts for
    the second preceding Due Period .........................    $15,808,423.00

2.  Privileged Assets Applied Dilution Factor for the
    second preceding Due Perid ..............................          30.58601%

3.  Privileged Assets Calculated Amount for the preceding
    Due Period ..............................................     $4,690,111.00

4.  Trust Principal Component as of the end of the
    preceding Due Period (reduced by the Privileged Assets
    Calculated Amount for the preceding Due Period) ......... $4,899,618,654.00

5.  Minimum Trust Principal Component ....................... $2,584,500,000.00

6.  Transferor Amount (reduced by the Privileged Assets
    Calculated Amount for the preceding Due Period) as of
    the end of the preceding Due Period ..................... $2,496,930,252.00

7.  The Trust Principal Component as of the end of the
    preceding Due Period (reduced by the privileged Assets
    Calculated Amount for the preceding Due Period) [Item
    4] was not less than the Minimum Trust Principal
    Component [Item 5].......................................               Yes

8.  Transferor Amount (reduced by the Privileged Assets
    Calculated Amount for the preceding Due Period) [Item
    6] as a percentage of the Trust Principal Component
    (reduced by the Privileged Assets Calculated Amount for
    the preceding Due Period) [Item 4].......................             50.96%

9.  The Transferor Amount (reduced by the Privileged Assets
    Calculated Amount for the preceding Due Period) [Item
    6] was not less than 3.0% of the Trust Principal
    Component (reduced by the Privileged Assets Calculated
    Amount for the preceding Due Period) [Item 4] ...........               Yes

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

10. Estimated Trust Privileged Assets Billed Amounts for
    the second Preceding Due Period [Item 1] as a
    percentage of Trust Principal Component for the
    preceding Due Period (as reduced) [Item 4] ..............            0.3230%

11. Item 10 does not exceed 1% at the same time as Item 8
    is not less than 17%.....................................               Yes

12. Average of the privileged Assets Monthly Payment Rates
    for the 6 month period ending on the last day of the
    second preceding Due Period..............................          89.44158%

13. Trust Average Monthly Payment Rate for the preceding
    Due Period.                                                         81.6135%

14. 110% of Item 13 .........................................           89.7749%

15. Item 12 is not less than Item 14 ........................                No

16. Item 8 is not less than 17% .............................               Yes


IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October, 2001.



                                                 American Express
                                                 Travel Related Services
                                                 Company, Inc.
                                                 Servicer,


                                                 By:    /s/ Robin Flanagan
                                                        ------------------------
                                                 Name:  Robin Flanagan
                                                 Title: Director
                                                        CSBS Forecast & Planning

            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1994-2
            ------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 1994-2 Certificates

A.    Information Regarding American Express Master Trust Series
      1994-2 Allocation Percentages

1.    Floating Allocation Percentage as of the end of
      the Second preceding Due Period..... ..................         0.0000%

2.    Fixed Allocation Percentage..... ......................         0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections..... .....................           $0.00

  (b) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Principal Collections..... .................           $0.00

4.    The amount of Yield Collections allocable to
      Series 1994-2 [Floating Allocation
      Percentage, times Yield Collections]..... .............           $0.00

5. The amount of Principal Collections allocable to Series 1994-2:

  (a) During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated
      as Excess Principal Collections..... ..................           $0.00

  (b) During the Accumulation Period or an Amortization
      Period [Fixed Allocation Percentage, times
      Principal Collections]..... ...........................           $0.00

6.    The Investor Default Amount allocable to
      Series 1994-2 [Floating Allocation
      Percentage, times Default Amount]..... ................           $0.00

B.    Information Regarding the Application of Funds on
      Deposit in the Collection Account for the Series 1994-2
      Certificates, pursuant to Section 4.08 of the Series
      Supplement

1.    Class A Monthly Interest @ 0.00% ......................           $0.00

2.    Class B Monthly Interest ..............................           $0.00

3.    Investor Monthly Servicing Fee ........................           $0.00

4.    Reimbursement of Class A Investor Charge offs .........           $0.00

5.    Investor Default Amount ...............................           $0.00

6.    Unpaid Class B Interest ...............................           $0.00

7.    Reimbursement of Class B Investor Charge offs .........           $0.00

8.    Excess Yield Collections ..............................           $0.00

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1994-2
            ------------------------------------------------------

C.    Information on the Application of Principal
      Collections to the Collection Account regarding Series
      1994-2 Certificates

1.    Class A Monthly Principal deposited to the
      Collection Account for distribution to
      Class A Certificateholders ............................           $0.00

2.    Class B Monthly Pricipal deposited to the
      Collection Account for distribution to
      Class B Certificateholders ............................           $0.00

3.    Series 1994-2 Principal Shortfall .....................           $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 1994-2 Collection Account
      for distribution to Certificateholders ................           $0.00

5.    Excess Principal Collections allocable to other
      Series ................................................           $0.00

D.    Information Regarding the Series 1994-2 Class A
      Interest Funding Account

1.    Beginning Balance .....................................           $0.00

2.    Deposit from Collection Account .......................           $0.00

3.    Withdrawal to Class A Certificateholders, if any ......           $0.00

4.    Ending Balance ........................................           $0.00

E.    Information Regarding the Series 1994-2 Accrued and
      Unpaid Amounts

1.    The amount of any Class A Monthly Interest previously
      due but not deposited in the Class A Interest Funding
      Account on a prior Distribution Date..... .............           $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date..... .....................           $0.00

3.    The amount of any Class B Monthly Interest previously
      due but not distributed to Class B Certificateholders
      on a prior Distribution Date..... .....................           $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest
      amounts that were due but not paid
      on a previous Distribution Date..... ..................           $0.00

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1994-2
            ------------------------------------------------------

F.    Information Regarding Series 1994-2 Certificate
      Balances, Invested Amounts, and Investor Charge Offs
      (for the preceding Due Period)

1.    Class A Certificate Balance ...........................           $0.00

2.    Class B Certificate Balance ...........................           $0.00

3.    Class A Invested Amount ...............................           $0.00

4.    Class B Invested Amount ...............................           $0.00

5.    Class A Investor Charge Offs for the preceding Due
      Period ................................................           $0.00

6.    Class B Investor Charge Offs for the preceding Due
      Period ................................................           $0.00

7.    Unreimbursed Class A Investor Charge Offs .............           $0.00

8.    Unreimbursed Class B Investor Charge Offs .............           $0.00

G.    Information Regarding the Current Monthly Distribution
      To Class A and Class B Certificateholders

1.    Total Class A distributions ...........................           $0.00

2.    Class A interest distributions ........................           $0.00

3.    Class A principal distributions .......................           $0.00

4.    Total Class B distributions ...........................           $0.00

5.    Class B interest distributions ........................           $0.00

6.    Class B principal distributions .......................           $0.00

H.    The Series 1994-2 Factors

1.    The Series 1994-2 Class A Factor for the preceding
      Record Date [which represents the ratio of the amount
      of the Class A Invested Amount as of such Record Date
      (adjusted after taking into account any reduction in
      the Class A Invested Amount that will occur on the
      following distribution date) to the Initial Class A
      Invested Amount (rounded to seven decimal places) .....      0.0000000%

2.    The Series 1994-2 Class B Factor for the preceding
      Record Date [which represents the ration of the amount
      of the Class B Invested Amount as of such Record Date
      (adjusted after taking into account any reduction in
      the Class B Invested Amount that will occur on the
      following distribution date) to the Initial Class A
      Invested Amount (rounded to seven decimal places) .....      0.0000000%

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1994-2
            ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October, 2001.




                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,


                                            By:    /s/Robin Flanagan
                                                   ---------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   CSBS Forecast & Planning

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 1994-3 Certificates

A.    Information Regarding American Express Master Trust
      Series 1994-3 Allocation Percentages

1.    Floating Allocation Percentage as of the end of the
      Second preceding Due Period ...........................           6.1412%

2.    Fixed Allocation Percentage ...........................           0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections ..........................            $0.00

  (b) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Principal Collections ......................            $0.00

4.    The amount of Yield Collections allocable to Series
      1994-3 [Floating Allocation Percentage, times Yield
      Collections] ..........................................    $7,578,286.91

5.    The amount of Principal Collections allocable to Series
      1994-3:

  (a) During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated as
      Excess Principal Collections ..........................  $245,031,276.89

  (b) During the Accumulation Period or an Amortization
      Period [Fixed Allocation Percentage, times Principal
      Collections] ..........................................            $0.00

6.    The Investor Default Amount allocable to Series 1994-3
      [Floating Allocation Percentage, times Default
      Amount] ...............................................      $468,401.99

B.    Information Regarding the Application of Funds on
      Deposit in the Collection Account for the Series 1994-3
      Certificates, pursuant to Section 4.08 of the Series
      Supplement

1.    Class A Monthly Interest @ 7.8500% ....................    $1,962,500.00

2.    Class B Monthly Interest ..............................      $115,674.60

3.    Investor Monthly Servicing Fee ........................      $529,100.53

4.    Reimbursement of Class A Investor Charge offs .........            $0.00

5.    Investor Default Amount ...............................      $468,401.99

6.    Unpaid Class B Interest ...............................            $0.00

7.    Reimbursement of Class B Investor Charge offs .........            $0.00

8.    Excess Yield Collections ..............................    $4,502,609.79

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------

C. Information on the Application of Principal Collections to the Collection Account regarding Series 1994-3
      Certificates

1.    Class A Monthly Principal deposited to the Collection
      Account for distribution to Class A Certificateholders ..           $0.00

2.    Class B Monthly Pricipal deposited to the Collection
      Account for distribution to Class B Certificateholders ..           $0.00

3.    Series 1994-3 Principal Shortfall .......................           $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 1994-3 Collection Account for
      distribution to Certificateholders ......................          $0.00

5.    Excess Principal Collections allocable to other Series .. $245,499,678.88

D.    Information Regarding the Series 1994-3 Class A
      Interest Funding Account

1.    Beginning Balance .......................................           $0.00

2.    Deposit from Collection Account .........................   $1,962,500.00

3.    Withdrawal to Class A Certificateholders, if any ........           $0.00

4.    Ending Balance ..........................................   $1,962,500.00

E.    Information Regarding the Series 1994-3 Accrued and
      Unpaid Amounts

1.    The amount of any Class A Monthly Interest previously
      due but not deposited in the Class A Interest Funding
      Account on a prior Distribution Date ....................           $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date ............................           $0.00

3.    The amount of any Class B Monthly Interest previously
      due but not distributed to Class B Certificateholders
      on a prior Distribution Date ............................           $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Distribution
      Date ....................................................           $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------

F.    Information Regarding Series 1994-3 Certificate
      Balances, Invested Amounts, and Investor Charge Offs
      (for the preceding Due Period)

1.    Class A Certificate Balance ............................. $300,000,000.00

2.    Class B Certificate Balance .............................  $17,460,317.00

3.    Class A Invested Amount ................................. $300,000,000.00

4.    Class B Invested Amount .................................  $17,460,317.00

5.    Class A Investor Charge Offs for the preceding Due
      Period ..................................................           $0.00

6.    Class B Investor Charge Offs for the preceding Due
      Period ..................................................           $0.00

7.    Unreimbursed Class A Investor Charge Offs ...............           $0.00

8.    Unreimbursed Class B Investor Charge Offs ...............           $0.00

G.    Information Regarding the Current Monthly Distribution
      To Class A and Class B Certificateholders

1.    Total Class A distributions .............................           $0.00

2.    Class A interest distributions ..........................           $0.00

3.    Class A principal distributions .........................           $0.00

4.    Total Class B distributions .............................     $115,674.60

5.    Class B interest distributions ..........................     $115,674.60

6.    Class B principal distributions .........................           $0.00

H.    The Series 1994-3 Factors

1.    The Series 1994-3 Class A Factor for the preceding
      Record Date [which represents the ratio of the amount
      of the Class A Invested Amount as of such Record Date
      (adjusted after taking into account any reduction in
      the Class A Invested Amount that will occur on the
      following distribution date) to the Initial Class A
      Invested Amount (rounded to seven decimal places) .......       1.0000000%

2.    The Series 1994-3 Class B Factor for the preceding
      Record Date [which represents the ration of the amount
      of the Class B Invested Amount as of such Record Date
      (adjusted after taking into account any reduction in
      the Class B Invested Amount that will occur on the
      following distribution date) to the Initial Class A
      Invested Amount (rounded to seven decimal places) .......       1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-3 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October, 2001.



                                             American Express
                                             Travel Related Services
                                             Company, Inc.
                                             Servicer,

                                              By:    /s/ Robin Flanagan
                                                     ------------------------
                                              Name:  Robin Flanagan
                                              Title: Director
                                                     CSBS Forecast & Planning

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 1996-1 Certificates


A.    Information Regarding American Express Master Trust
      Series 1996-1 Allocation Percentages

1.    Floating Allocation Percentage as of the end of the
      Second preceding Due Period.............................          19.8676%

2.    Fixed Allocation Percentage.............................           0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections............................            $0.00

  (b) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Principal Collections........................            $0.00

4.    The amount of Yield Collections allocable to Series
      1996-1 [Floating Allocation Percentage, times Yield
      Collections]............................................   $24,516,782.29

5. The amount of Principal Collections allocable to Series 1996-1:

  (a) During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated as
      Excess Principal Collections............................  $792,709,294.19

  (b) During the Accumulation Period or an Amortization
      Period [Fixed Allocation Percentage, times Principal
      Collections]............................................            $0.00

6.    The Investor Default Amount allocable to Series 1996-1
      [Floating Allocation Percentage, times Default
      Amount].................................................    $1,515,343.74

B.    Information Regarding the Application of Funds on
      Deposit in the Collection Account for the Series
      1996-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.    Class A Monthly Interest @ 3.6375%......................    $2,687,708.33

2.    Class B Monthly Interest................................      $468,581.08

3.    Investor Monthly Servicing Fee..........................    $1,711,711.71

4.    Reimbursement of Class A Investor Charge offs...........            $0.00

5.    Investor Default Amount.................................    $1,515,343.74

6.    Unpaid Class B Interest.................................            $0.00

7.    Reimbursement of Class B Investor Charge offs...........            $0.00

8.    Excess Yield Collections................................   $18,133,437.42

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             ------------------------------------------------------

C.    Information on the Application of Principal
      Collections to the Collection Account regarding Series
      1996-1 Certificates

1.    Class A Monthly Principal deposited to the Collection
      Account for distribution to Class A Certificateholders..            $0.00

2.    Class B Monthly Pricipal deposited to the Collection
      Account for distribution to Class B Certificateholders..            $0.00

3.    Series 1996-1 Principal Shortfall.......................            $0.00

4.    Excess Principal Collections allocable from other
      Series deposited to the Series 1996-1 Collection
      Account for distribution to Certificateholders..........            $0.00

5.    Excess Principal Collections allocable to other Series..  $794,224,637.93

D.    Information Regarding the Series 1996-1 Class A
      Interest Funding Account

1.    Beginning Balance.......................................            $0.00

2.    Deposit from Collection Account.........................    $2,687,708.33

3.    Withdrawal to Class A Certificateholders, if any........    $2,687,708.33

4.    Ending Balance..........................................            $0.00

E.    Information Regarding the Series 1996-1 Accrued and
      Unpaid Amounts

1.    The amount of any Class A Monthly Interest previously
      due but not deposited in the Class A Interest Funding
      Account on a prior Distribution Date....................            $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts
      that were due but not paid on a previous Interest
      Payment Date or Special Payment Date....................            $0.00

3.    The amount of any Class B Monthly Interest previously
      due but not distributed to Class B Certificateholders
      on a prior Distribution Date............................            $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest amounts
      that were due but not paid on a previous Distribution
      Date....................................................            $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             ------------------------------------------------------

F.    Information Regarding Series 1996-1 Certificate
      Balances, Invested Amounts, and Investor Charge Offs
      (for the preceding Due Period)

1.    Class A Certificate Balance.............................  $950,000,000.00

2.    Class B Certificate Balance.............................   $77,027,027.00

3.    Class A Invested Amount.................................  $950,000,000.00

4.    Class B Invested Amount.................................   $77,027,027.00

5.    Class A Investor Charge Offs for the preceding Due
      Period..................................................            $0.00

6.    Class B Investor Charge Offs for the preceding Due
      Period..................................................            $0.00

7.    Unreimbursed Class A Investor Charge Offs...............            $0.00

8.    Unreimbursed Class B Investor Charge Offs...............            $0.00

G.    Information Regarding the Current Monthly Distribution
      To Class A and Class B Certificateholders

1.    Total Class A distributions.............................    $2,687,708.33

2.    Class A interest distributions..........................    $2,687,708.33

3.    Class A principal distributions.........................            $0.00

4.    Total Class B distributions.............................      $468,581.08

5.    Class B interest distributions..........................      $468,581.08

6.    Class B principal distributions.........................            $0.00

H.    The Series 1996-1 Factors

1.    The Series 1996-1 Class A Factor for the preceding
      Record Date [which represents the ratio of the amount
      of the Class A Invested Amount as of such Record Date
      (adjusted after taking into account any reduction in
      the Class A Invested Amount that will occur on the
      following distribution date) to the Initial Class A
      Invested Amount (rounded to seven decimal places).......        1.0000000%

2.    The Series 1996-1 Class B Factor for the preceding
      Record Date [which represents the ration of the amount
      of the Class B Invested Amount as of such Record Date
      (adjusted after taking into account any reduction in
      the Class B Invested Amount that will occur on the
      following distribution date) to the Initial Class A
      Invested Amount (rounded to seven decimal places).......        1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
             ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October, 2001.



                                                 American Express
                                                 Travel Related Services
                                                 Company, Inc.
                                                 Servicer,

                                                 By:    /s/ Robin Flanagan
                                                        ------------------------
                                                 Name:  Robin Flanagan
                                                 Title: Director
                                                        CSBS Forecast & Planning

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1996-2
            ------------------------------------------------------
           Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 1996-2 Certificates

A.    Information Regarding American Express Master Trust Series
      1996-2 Allocation Percentages

1.    Floating Allocation Percentage as of the end of
      the Second preceding Due Period.........................        0.0000%

2.    Fixed Allocation Percentage.............................        0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections............................          $0.00

  (b) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Principal Collections........................          $0.00

4.    The amount of Yield Collections allocable to
      Series 1996-2 [Floating Allocation
      Percentage, times Yield Collections]....................          $0.00

5. The amount of Principal Collections allocable to Series 1996-2:

  (a) During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated
      as Excess Principal Collections.........................          $0.00

  (b) During the Accumulation Period or an Amortization
      Period [Fixed Allocation Percentage, times
      Principal Collections]..................................          $0.00

6.    The Investor Default Amount allocable to
      Series 1996-2 [Floating Allocation
      Percentage, times Default Amount].......................          $0.00

B.    Information Regarding the Application of Funds on
      Deposit in the Collection Account for the Series 1996-2
      Certificates, pursuant to Section 4.08 of the Series
      Supplement

1.    Class A Monthly Interest @ 0.00% .......................          $0.00

2.    Class B Monthly Interest ...............................          $0.00

3.    Investor Monthly Servicing Fee .........................          $0.00

4.    Reimbursement of Class A Investor Charge offs ..........          $0.00

5.    Investor Default Amount ................................          $0.00

6.    Unpaid Class B Interest ................................          $0.00

7.    Reimbursement of Class B Investor Charge offs ..........          $0.00

8.    Excess Yield Collections ...............................          $0.00

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1996-2
            ------------------------------------------------------

C.    Information on the Application of Principal
      Collections to the Collection Account
      regarding Series 1996-2 Certificates

1.    Class A Monthly Principal deposited to the
      Collection Account for distribution to
      Class A Certificateholders .............................          $0.00

2.    Class B Monthly Pricipal deposited to the
      Collection Account for distribution to
      Class B Certificateholders .............................          $0.00

3.    Series 1996-2 Principal Shortfall ......................          $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 1996-2 Collection Account
      for distribution to Certificateholders .................          $0.00

5.    Excess Principal Collections allocable to other
      Series .................................................          $0.00

D.    Information Regarding the Series 1996-2 Class A
      Interest Funding Account

1.    Beginning Balance ......................................          $0.00

2.    Deposit from Collection Account ........................          $0.00

3.    Withdrawal to Class A Certificateholders, if any .......          $0.00

4.    Ending Balance .........................................          $0.00

E.    Information Regarding the Series 1996-2 Accrued and
      Unpaid Amounts

1.    The amount of any Class A Monthly Interest previously
      due but not deposited in the Class A Interest Funding
      Account on a prior Distribution Date....................          $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date............................          $0.00

3.    The amount of any Class B Monthly Interest previously
      due but not distributed to Class B Certificateholders
      on a prior Distribution Date............................          $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest
      amounts that were due but not paid
      on a previous Distribution Date.........................          $0.00

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1996-2
            ------------------------------------------------------

F.    Information Regarding Series 1996-2 Certificate
      Balances, Invested Amounts, and Investor Charge Offs
      (for the preceding Due Period)

1.    Class A Certificate Balance ............................          $0.00

2.    Class B Certificate Balance ............................          $0.00

3.    Class A Invested Amount ................................          $0.00

4.    Class B Invested Amount ................................          $0.00

5.    Class A Investor Charge Offs for the preceding Due
      Period .................................................          $0.00

6.    Class B Investor Charge Offs for the preceding Due
      Period .................................................          $0.00

7.    Unreimbursed Class A Investor Charge Offs ..............          $0.00

8.    Unreimbursed Class B Investor Charge Offs ..............          $0.00

G.    Information Regarding the Current Monthly Distribution
      To Class A and Class B Certificateholders

1.    Total Class A distributions ............................          $0.00

2.    Class A interest distributions .........................          $0.00

3.    Class A principal distributions ........................          $0.00

4.    Total Class B distributions ............................          $0.00

5.    Class B interest distributions .........................          $0.00

6.    Class B principal distributions ........................          $0.00

H.    The Series 1996-2 Factors

1.    The Series 1996-2 Class A Factor for the preceding
      Record Date [which represents the ratio of the amount of
      the Class A Invested Amount as of such Record Date
      (adjusted after taking into account any reduction in the
      Class A Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested
      Amount (rounded to seven decimal places) ...............        0.0000000%

2.    The Series 1996-2 Class B Factor for the preceding
      Record Date [which represents the ration of the amount
      of the Class B Invested Amount as of such Record Date
      (adjusted after taking into account any reduction in the
      Class B Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested
      Amount (rounded to seven decimal places) ...............        0.0000000%

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1996-2
            ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1996-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October, 2001.




                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,


                                            By:   /s/Robin Flanagan
                                                  ---------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   CSBS Forecast & Planning

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 1998-1 Certificates


A.    Information Regarding American Express Master Trust
      Series 1998-1 Allocation Percentages

1.    Floating Allocation Percentage as of the end of the
      Second preceding Due Period.............................          20.4707%

2.    Fixed Allocation Percentage.............................           0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections ...........................            $0.00

  (b) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Principal Collections .......................            $0.00

4.    The amount of Yield Collections allocable to Series
      1998-1 [Floating Allocation Percentage, times Yield
      Collections]............................................   $25,260,956.41

5. The amount of Principal Collections allocable to Series 1998-1:

  (a) During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated as
      Excess Principal Collections............................  $816,770,923.98

  (b) During the Accumulation Period or an Amortization
      Period [Fixed Allocation Percentage, times Principal
      Collections]............................................            $0.00

6.    The Investor Default Amount allocable to Series 1998-1
      [Floating Allocation Percentage, times Default Amount]..    $1,561,339.98

B.    Information Regarding the Application of Funds on
      Deposit in the Collection Account for the Series
      1998-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.    Class A Monthly Interest @ 5.9000%......................    $4,916,666.67

2.    Class B Monthly Interest................................      $293,430.33

3.    Investor Monthly Servicing Fee..........................    $1,763,668.43

4.    Reimbursement of Class A Investor Charge offs...........            $0.00

5.    Investor Default Amount.................................    $1,561,339.98

6.    Unpaid Class B Interest.................................            $0.00

7.    Reimbursement of Class B Investor Charge offs...........            $0.00

8.    Excess Yield Collections................................   $16,725,851.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
             ------------------------------------------------------


C.    Information on the Application of Principal
      Collections to the Collection Account regarding Series
      1998-1 Certificates

1.    Class A Monthly Principal deposited to the Collection
      Account for distribution to Class A Certificateholders..            $0.00

2.    Class B Monthly Pricipal deposited to the Collection
      Account for distribution to Class B Certificateholders..            $0.00

3.    Series 1998-1 Principal Shortfall.......................            $0.00

4.    Excess Principal Collections allocable from other
      Series deposited to the Series 1998-1 Collection
      Account for distribution to Certificateholders..........            $0.00

5.    Excess Principal Collections allocable to other Series..  $818,332,263.96

D.    Information Regarding the Series 1998-1 Class A
      Interest Funding Account

1.    Beginning Balance.......................................            $0.00

2.    Deposit from Collection Account.........................    $4,916,666.67

3.    Withdrawal to Class A Certificateholders, if any........    $4,916,666.67

4.    Ending Balance..........................................            $0.00

E.    Information Regarding the Series 1998-1 Accrued and
      Unpaid Amounts

1.    The amount of any Class A Monthly Interest previously
      due but not deposited in the Class A Interest Funding
      Account on a prior Distribution Date....................            $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts
      that were due but not paid on a previous Interest
      Payment Date or Special Payment Date....................            $0.00

3.    The amount of any Class B Monthly Interest previously
      due but not distributed to Class B Certificateholders
      on a prior Distribution Date............................            $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest amounts
      that were due but not paid on a previous Distribution
      Date ...................................................            $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
             ------------------------------------------------------


F.    Information Regarding Series 1998-1 Certificate
      Balances, Invested Amounts, and Investor Charge Offs
      (for the preceding Due Period)

1.    Class A Certificate Balance...........................  $1,000,000,000.00

2.    Class B Certificate Balance...........................     $58,201,058.00

3.    Class A Invested Amount...............................  $1,000,000,000.00

4.    Class B Invested Amount...............................     $58,201,058.00

5.    Class A Investor Charge Offs for the preceding Due
      Period................................................              $0.00

6.    Class B Investor Charge Offs for the preceding Due
      Period................................................              $0.00

7.    Unreimbursed Class A Investor Charge Offs.............              $0.00

8.    Unreimbursed Class B Investor Charge Offs.............              $0.00

G.    Information Regarding the Current Monthly Distribution
      To Class A and Class B Certificateholders

1.    Total Class A distributions...........................      $4,916,666.67

2.    Class A interest distributions........................      $4,916,666.67

3.    Class A principal distributions.......................              $0.00

4.    Total Class B distributions...........................        $293,430.33

5.    Class B interest distributions........................        $293,430.33

6.    Class B principal distributions.......................              $0.00

H.    The Series 1998-1 Factors

1.    The Series 1998-1 Class A Factor for the preceding
      Record Date [which represents the ratio of the amount
      of the Class A Invested Amount as of such Record Date
      (adjusted after taking into account any reduction in
      the Class A Invested Amount that will occur on the
      following distribution date) to the Initial Class A
      Invested Amount (rounded to seven decimal places).....          1.0000000%

2.    The Series 1998-1 Class B Factor for the preceding
      Record Date [which represents the ration of the amount
      of the Class B Invested Amount as of such Record Date
      (adjusted after taking into account any reduction in
      the Class B Invested Amount that will occur on the
      following distribution date) to the Initial Class A
      Invested Amount (rounded to seven decimal places).....          1.0000000%

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1998-1
            ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1998-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of October, 2001.



                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,


                                                 By:    /s/ Robin Flanagan
                                                        ------------------------
                                                 Name:  Robin Flanagan
                                                 Title: Director
                                                        CSBS Forecast & Planning